UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2020

INTRICON CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00 per share	IIN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

As previously reported, IntriCon Corporation (the “Company”) conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020 and invited several independent registered public accounting firms to participate in this process, including the Company’s current independent registered public accounting firm, Baker Tilly Virchow Krause, LLP (“Baker Tilly”)

Following review of proposals from the independent registered public accounting firms that participated in the process, on January 21, 2020, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020, subject to the completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter, and determined to terminate the Company’s relationship with Baker Tilly as the Company’s independent registered public accounting firm. The selection of Deloitte will be presented to the shareholders for ratification at the Company’s 2020 Annual Meeting of Shareholders.

Baker Tilly continued as the Company’s independent registered public accounting firm for the purpose of completing the audit of the Company’s consolidated financial statements for the year ended December 31, 2019 and was dismissed upon completion of the audit on March 16, 2020.

Baker Tilly’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and December 31, 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that: (i) Baker Tilly’s report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2018 included a paragraph stating: “As discussed in Notes 1 and 5 to the consolidated financial statements, the Company has changed its method of accounting for revenue for all periods presented due to the full retrospective adoption of FASB Accounting Standards Update No. 2014-09 (Topic 606), Revenue from Contracts with Customers, and related amendments.” and (ii) Baker Tilly’s report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2019 included a paragraph stating: “As discussed in Notes 1 and 12 to the consolidated financial statements, the Company has changed its method of accounting for operating leases as of January 1, 2019 due to the adoption of ASU 2016-02, Leases (Topic 842).”

During the fiscal years ended December 31, 2019 and December 31, 2018, and the subsequent interim periods through March 16, 2020, the date on which Baker Tilly completed its audit of the Company’s financial statements, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Baker Tilly on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference thereto in its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company requested Baker Tilly to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Baker Tilly’s letter, dated March 16, 2020, is filed as Exhibit 16.2 to this Form 8-K.

Item 5.01.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                     (b)       As disclosed in the proxy statement of the Company filed with the Securities and Exchange Commission on March 16, 2020, referred to as the 2020 proxy statement, on March 13, 2020, Robert N. Masucci informed the board of directors that he will retire as a director following the 2021 annual meeting of shareholders.

                     (d)       On March 13, 2020, the board of directors of the Company increased the number of directors on the Board from five to six and appointed Heather D. Rider to fill the vacancy and serve as a member of the board for a term beginning on March 20, 2020 and ending at the 2022 annual meeting of shareholders. Ms. Rider was appointed to serve on the Compensation Committee (as Chairperson) and on the Nominating and Corporate Governance Committee of the board. Ms. Rider will be entitled to receive director fees and an annual restricted stock unit grant for non-employee directors, as described in the Company’s 2020 proxy statement.

                     Ms. Rider currently serves on the board of publicly-traded medical device company Inogen Inc. (since 2014). From 2012 to 2013, Ms. Rider served as Vice President, Global Human Resources of Cymer, Inc., a publicly-traded supplier of light sources for semiconductor manufacturing that was acquired by ASML Holding NV in 2013. From October 2010 to September 2012, Ms. Rider served as Senior Vice President, Global Human Resources of Alphatec Holdings, Inc., a publicly-traded medical device company focused on surgical treatment of spine disorders, and from 2006 to 2010, she served as Vice President, Human Resources of Intuitive Surgical, Inc., a publicly-traded manufacturer of robotic surgical systems. From 2001 to 2005, Ms. Rider served as Senior Vice President of Global Human Resources of Sunrise Medical, Inc., a global manufacturer and distributor of durable medical equipment. From 1998 to 2001, Ms. Rider served as Vice President of Human Resources of Biosense Webster, a member of the Johnson & Johnson family of companies, and a medical device manufacturer. Prior to 1998, Ms. Rider served as Head of Human Resources for City of Hope, a leading research and treatment center for cancer, diabetes and other life-threatening diseases, CAP/MPT, a medical malpractice provider for physicians in California and medical malpractice insurance for large physician groups and hospitals, and Environmental Diagnostics International, a bio-diagnostics company with focus on the detection of environmental compounds and diseases using monoclonal antibody technology.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Baker Tilly Virchow Krause, LLP letter dated January 27, 2020 (previously filed).
16.2	Baker Tilly Virchow Krause, LLP letter dated March 16, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Scott Longval
Name:	Scott Longval
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date:  March 16, 2020

3